OLD MUTUAL INSURANCE SERIES FUND

Supplement Dated January 17, 2007

This Supplement updates certain information contained in the currently effective Statement of Additional Information (“SAI”) of Old Mutual Insurance Series Fund, dated April 4, 2006, as supplemented. You should retain your Statement of Additional Information and current supplements for future reference. You may obtain an additional copy of a Statement of Additional Information and all current supplements, free of charge, by calling 1-800-433-0051, or via the Internet at www.omfunds.com.

The Board of Trustees of the Trust appointed Thomas M. Turpin as a new Trustee of the Trust, effective January 1, 2007. The following information has been amended to reflect Mr. Turpin’s appointment.

The Trustees table, in the section titled “Trustees and Officers of the Trust” of the SAI, is amended by adding the following information to the table:

INTERESTED TRUSTEE
NAME AND AGE*	POSITION HELD WITH THE TRUST	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE OLD MUTUAL FUND FAMILY COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Thomas M. Turpin (46)**	Interested Trustee	Since 2007	Chief Operating Officer, Old Mutual US Holdings Inc. (2002 – present). Managing Director, Head of Defined Contribution, Putnam Investments (held various positions) (1993 – 2002)	26	None

*Trustee of the Trust until his successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his earlier resignation or retirement.

**Mr. Turpin’s appointment as Interested Trustee is effective as of January 1, 2007. Mr. Turpin is a Trustee who may be deemed to be an “interested person”, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.

The Beneficial Ownership table, in the section titled “Trustees and Officers of the Trust” of the SAI, is amended by adding the following information to the table:

INTERESTED TRUSTEE
NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIOS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES IN THE OLD MUTUAL FUND FAMILY COMPLEX OVERSEEN BY TRUSTEES
Thomas M. Turpin	None	Over $100,000

The Compensation table, in the section titled “Trustees and Officers of the Trust” of the SAI, is amended by adding the following information to the table:

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Trust Complex* Paid to Trustees
Thomas M. Turpin, Trustee**	N/A	N/A	N/A	N/A

*Trust Complex means the Trust, Old Mutual Advisor Funds II and Old Mutual Advisor Funds.

**Mr. Turpin was not a Trustee during the Trust’s fiscal year ended December 31, 2006. Mr. Turpin is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, and consequently receives no compensation from the Trust.

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Distributor: Old Mutual Investment Partners, Member NASD, SIPC

R-07-008 01/2007